Exhibit G

                       Minnesota Life Insurance Company
                               Power of Attorney
                        To Sign Registration Statements


     WHEREAS, Minnesota Life Insurance Company ("Minnesota Life") has established certain separate accounts to fund certain variable annuity and variable life insurance contracts, and

     WHEREAS, Variable Fund D ("Fund D") is a separate account of Minnesota Life registered as a unit investment trust under the Investment Company Act of 1940 offering variable annuity contracts registered under the Securities Act of 1933, and

     WHEREAS, Variable Annuity Account ("Variable Annuity Account") is a separate account of Minnesota Life registered as a unit investment trust under the Investment Company Act of 1940 offering variable annuity contracts registered under the Securities Act of 1933, and

     WHEREAS, Variable Life Account ("Variable Life Account") is a separate account of Minnesota Life registered as a unit investment trust under the Investment Company Act of 1940 offering variable adjustable life insurance policies registered under the Securities Act of 1933,

     WHEREAS, Group Variable Annuity Account ("Group Variable Annuity Account") is a separate account of Minnesota Life which has been established for the purpose of issuing group annuity contracts on a variable basis and which is to be registered as a unit investment trust under the Investment Company Act of 1940 offering group variable annuity contracts and certificates to be registered under the Securities Act of 1933;

     WHEREAS, Minnesota Life Variable Universal Life Account ("Variable Universal Life Account") is a separate account of Minnesota Life which has been established for the purpose of issuing group and individual variable universal life insurance policies on a variable basis and which is to be registered as a unit investment trust under the Investment Company Act of 1940 offering group and individual variable universal life insurance policies to be registered under the Securities Act of 1933;

     NOW THEREFORE, We, the undersigned Directors of Minnesota Mutual, do hereby appoint Dennis E. Prohofsky and Garold M. Felland, and each of them individually, as attorney in fact for the purpose of signing in their names and on their behalf as Directors of Minnesota Life and filing with the Securities and Exchange Commission Registration Statements, or any amendment thereto, for the purpose of: a) registering contracts and policies of Fund D, the Variable Annuity Account, the Variable Life Account, the Group Variable Annuity Account and the Variable Universal Life Account for sale by those entities and Minnesota Life under the Securities Act of 1933; and b) registering Fund D, the Variable Annuity Account, the Variable Life Account, the Group Variable Annuity Account and the Variable Universal Life Account as unit investment trusts under the Investment Company Act of 1940.


     Signature                Title                   Date
     ---------                -----                   ----


 /s/ Robert L. Senkler        Chairman of the Board,  October 19, 1998
 -----------------------      President and Chief
     Robert L. Senkler        Executive Officer

     Signature                     Title                 Date
     ---------                     -----                 ----


 /s/ Giulio Agostini               Director              October 19, 1998
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     Giulio Agostini


 /s/ Anthony L. Andersen           Director              October 19, 1998
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     Anthony L. Andersen


 /s/ Leslie S. Biller              Director              October 19, 1998
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     Leslie S. Biller


 /s/ John F. Grundhofer            Director              October 19, 1998
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   John F. Grundhofer


 /s/ David S. Kidwell, Ph.D.       Director              October 19, 1998
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    David S. Kidwell, Ph.D.

                                   Director
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     William B. Lawson, Sr.


 /s/ Reatha C. King, Ph.D.         Director              October 19, 1998
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     Reatha C. King, Ph.D.


 /s/ Thomas E. Rohricht            Director              October 19, 1998
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     Thomas E. Rohricht


  /s/ Michael E. Shannon           Director              October 19, 1998
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      Michael E. Shannon


 /s/ Frederick T. Weyerhaeuser     Director              October 19, 1998
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      Frederick T. Weyerhaeuser